Exhibit 10.35

CONSENT UNDER REGISTRATION RIGHTS AGREEMENT

Cardica, Inc.
900 Saginaw Drive
Redwood City, CA 94063

Re: Consent Under Registration Rights Agreement

Ladies and Gentlemen:

Reference is made to that certain Registration Rights Agreement, dated August 17, 2010, by and between Cardica, Inc. (the “Company”) and Intuitive Surgical Operations, Inc. (“Intuitive”) (the “Rights Agreement”). All capitalized terms used and not otherwise defined herein have the same meanings given them in the Rights Agreement.

1. Section 6(d) of the Rights Agreement restricts the Company’s ability to file registration statements covering the resale of the Company’s securities held other than by a Holder, unless the Initial Registration Statement is or has been filed with and declared effective by the Commission, unless consented to in accordance with Section 6(d).

2. On or about the same date and time as the Company intends to file the Initial Registration Statement, the Company intends to (a) register for resale by Aspire Capital Fund, LLC (“Aspire”), shares of the Company’s Common Stock proposed to be sold to Aspire in a financing transaction (the “Aspire Shares”), and (b) file a shelf S-3 registration statement covering the sale of up to $40 million of the Company’s Common Stock and/or warrants to purchase shares of the Company’s Common Stock (the “Shelf Registration”).

3. By executing below, Intuitive, as the sole Holder under the Rights Agreement, hereby consents to (a) the registration of the Aspire Shares either within the Initial Registration Statement or in a separate registration statement, provided that any such separate registration statement is filed with the Commission after the Initial Registration Statement, and (b) the filing of the Shelf Registration, in each case provided that the Initial Registration Statement is filed before such registration statements (unless and to the extent that the Aspire Shares are included in the Initial Registration Statement), and provided, further, that the holder(s) of the Aspire Shares shall not have any registration rights superior to those of the undersigned Holder.

4. Intuitive acknowledges and understands that the Company will proceed with registering the Aspire Shares and filing the Shelf Registration in reliance upon this consent.

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Consent under Registration Rights Agreement

AMENDMENT OF REGISTRATION RIGHTS

The undersigned has executed this Consent Under Registration Rights Agreement as of December 13, 2010.

Very truly yours,

Intuitive Surgical Operations, Inc.

By: /s/ Marshall Mohr
Name: Marshall Mohr
Title: Sr. VP & CFO

Consent under Registration Rights Agreement